UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1 –	Reports to Stockholders

Aberdeen Australia Equity Fund, Inc.

Annual Report
October 31, 2011

2011

Aberdeen Asia-Pacific Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.
Celebrating 25 years of investing in the Asia-Pacific region.
FAX LISTED NYSE
IAF LISTED NYSE
Aberdeen

Aberdeen

Managed Distribution Policy

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the U.S. Investment Company Act of 1940 (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders.

The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2011, consisted of 45% net investments income, 39% net realized long-term capital gains and 16% return of capital.

In January 2012, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2011 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

Letter to Shareholders (unaudited)

December 8, 2011

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2011. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was (3.2)% for the year ended October 31, 2011, and 8.4% per annum since inception, assuming reinvestment of dividends and distributions, compared with 4.3% in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX”).

Share Price Performance

The Fund’s share price decreased 18.8% over the year, from $12.70 on October 31, 2010 to $10.31 on October 31, 2011. The Fund’s share price on October 31, 2011 represented a premium of 1.4% to the NAV per share of $10.17 on that date, compared with a premium of 9.7% to the NAV per share of $11.58 on October 31, 2010. At the date of this letter, the share price was $9.78, representing a premium of 0.9% to the NAV per share of $9.69.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2011, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2011. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On December 7, 2011, the Board authorized a quarterly distribution of $0.29 per share, payable on January 13, 2012 to all shareholders of record as of December 30, 2011.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2011, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	E-mailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeeniaf.com.

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you will be among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Economic Review

The Fund’s total return, based on net asset value (“NAV”) was (3.2)% for the year ended October 31 2011, assuming the reinvestment of dividends and distributions, compared with 4.3%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX”).

The first quarter of the Fund’s fiscal year got off to a positive start with the benchmark increasing by 4.5%. During the quarter, the Reserve Bank of Australia raised interest rates by 25bps to 4.8%, in stark contrast to the situation in Europe and the United States where interest rates remained low. At the start of the calendar year, the states of both Queensland and Victoria in Australia were ravaged by severe flooding and the Australian Federal Government proposed a flood levy on all Australian citizens to help fund the massive reconstruction cost in flood hit areas. In New Zealand a huge earthquake decimated the second largest city Christchurch. Elsewhere investor focus was on the popular uprisings in Egypt and Tunisia which resulted in oil prices spiking. The Healthcare sector was the strongest performer over the quarter, followed by Telecom Services and Energy. The weakest sector was Consumer Discretionary, impacted by higher interest rates.

During the second quarter of the fiscal year, the Fund’s benchmark returned 12.8%, with all sectors providing a positive return. Continued political unrest in the Middle East resulted in continuing high oil prices. In Australia, the reporting season was characterized by mixed news, but the Resources sector was buoyed by strong results on the back of high commodity prices and volume increases. The Australian Dollar (“AUD”) touched a new high against the United States Dollar (“USD”) at $1.09 and commentary from companies with significant overseas earnings warned of the negative effects of this on their earnings. In March, the whole world was gripped with news and pictures out of Japan regarding the effects of the tsunami and the shutdown of the nuclear industry there. In Australia, this impacted uranium stocks negatively. The Australian Federal Government rejected a bid by the Singapore Stock Exchange for the ASX. Telecom Services was again the strongest sector, but was closely followed by Energy, Financials and Materials.

The quarter ended July 31, 2011 was in contrast to the previous quarter with the Fund’s benchmark declining by 7.2%. Fiscal strains in both the Eurozone and in the U.S. weighed on world stock markets, as did weaker data from China, as the government there tried to dampen the economy. In Australia, the Resources sector continued to grow with industry citing concerns regarding the difficulty of labor shortages. This led to concerns regarding a two speed economy in Australia, with growth slowing in non-resource orientated states. Relatively high interest rates and worries regarding employment and the economy in Australia led to the savings rate going above 10% for the first time for a number of years. The AUD continued to appreciate against the USD, touching an all-time high of $1.11. This strength led to a negative effect on the tourism industry, with overseas visitor numbers down significantly. Telecom Services and Utilities were the only positive sectors during the period with the Consumer Discretionary being the weakest, followed by Energy after a decline in the oil price.

During the quarter ended October 31, 2011, the Fund’s benchmark declined by 4.6%. The Fund’s benchmark for the previous three quarters was relatively flat. The AUD had a volatile quarter against the USD, declining in both August and September and then recovering in October to end at US$ 1.05, still down from its high in July. The Australian reporting season in August was characterized by muted guidance by management, with explicit commentary regarding the effects of the strong AUD on trading. In August in the U.S., Congress passed a measure to raise Treasury borrowing limits, only for the rating agency Standard & Poor’s to downgrade U.S. federal debt for the first time. Concerns regarding European sovereign continued to weigh on markets. Towards the end of the quarter better economic news regarding inflation in Australia led to heightened expectations of a possible interest rate cut before Christmas. The industrial relations climate blackened in Australia at the end of October with the management of the Australian national airline carrier Qantas grounding its entire fleet globally in order to get an outcome in its negotiations with the unions.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of October 31, 2011, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several industry groups.

As of October 31, 2011, the Fund held 98.1% of its net assets in equities, 0.1% in a short-term investment and 1.8% in other assets in excess of liabilities.

Asset Allocation as of October 31, 2011

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2011:

Name of Security	Percentage of Net Assets
QBE Insurance Group Ltd.	7.8%
Commonwealth Bank of Australia	6.7%
Woolworths Ltd.	6.5%
Australia & New Zealand Banking Group Ltd.	6.3%
BHP Billiton Ltd.	5.9%
Rio Tinto PLC	5.3%
BHP Billiton PLC	4.3%
AGL Energy Ltd.	4.3%
Westpac Banking Corp. Ltd.	4.1%
Westfield Group Ltd.	3.7%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2011

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—98.1%*
COMMON STOCKS—98.1%
CONSUMER DISCRETIONARY—6.4%
2,255,530	David Jones Ltd.	$7,962,384
2,744,415	Tattersall’s Ltd.	6,676,913
		14,639,297
CONSUMER STAPLES—9.1%
179,500	Coca-Cola Amatil Ltd.	2,317,138
825,000	Metcash Ltd.	3,610,297
599,345	Woolworths Ltd.	14,982,317
		20,909,752
ENERGY—3.1%
184,800	Woodside Petroleum Ltd.	7,036,634
FINANCIALS—31.9%
1,695,100	AMP Ltd.	7,556,864
642,500	Australia & New Zealand Banking Group Ltd.	14,518,193
258,295	Australian Stock Exchange Ltd.	8,293,473
301,205	Commonwealth Bank of Australia	15,472,909
1,159,500	QBE Insurance Group Ltd.	17,848,080
410,500	Westpac Banking Corp. Ltd.	9,526,157
		73,215,676
HEALTH CARE EQUIPMENT & SERVICES—3.2%
47,800	Cochlear Ltd.	2,934,940
150,500	CSL Ltd.	4,532,904
		7,467,844
INDUSTRIALS—3.1%
318,900	Leighton Holdings Ltd.	7,244,569
INFORMATION TECHNOLOGY—3.0%
868,900	Computershare Ltd.	6,866,865
MATERIALS—23.4%
348,905	BHP Billiton Ltd.	13,657,744
314,330	BHP Billiton PLC	9,898,087
1,175,100	Incitec Pivot Ltd.	4,256,371
222,100	Newcrest Mining Ltd.	7,849,413
217,385	Orica Ltd.	5,887,995
224,845	Rio Tinto PLC	12,163,869
		53,713,479
PROPERTIES—4.7%
1,049,900	Westfield Group Ltd.	8,452,096
884,460	Westfield Retail Trust	2,357,081
		10,809,177
TELECOMMUNICATION SERVICES—2.9%
2,620,715	Singapore Telecommunications Ltd.	6,712,088

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2011

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
UTILITIES—7.3%
649,580	AGL Energy Ltd.	$9,787,285
6,593,200	SP AusNet	6,874,638
		16,661,923
	Total Long-Term Investments—98.1% (cost $187,351,214)	225,277,304
Par Amount
SHORT-TERM INVESTMENT—0.1%
$112,000	Repurchase Agreement, State Street Bank & Trust Co., 0.01% dated 10/31/2011, due 11/01/11 in the amount of $112,000 collateralized by U.S. Treasury Note, maturing 2/15/18; total market value of $118,650	112,000
	Total Short-Term Investment—0.1% (cost $112,000)	112,000
	Total Investments—98.2% (cost $187,463,214)	225,389,304

	Other Assets in Excess of Liabilities—1.8%	4,226,419
	Net Assets—100.0%	$229,615,723

*	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2011

Assets
Investments, at value (cost $187,351,214)	$225,277,304
Repurchase agreement, at value (cost $112,000)	112,000
Foreign currency, at value (cost $3,995,617)	4,070,731
Cash	396
Dividends receivable	356,565
Prepaid expenses and other assets	153,441
Total assets	229,970,437

Liabilities
Investment management fees payable	153,750
Administration fees	14,659
Other	186,305
Total liabilities	354,714
Net Assets	$229,615,723

Composition of Net Assets:
Common stock (par value $.01 per share)	$225,741
Paid-in capital in excess of par	164,768,552
Distributions in excess of net investment income	(5,079,344)
Accumulated net realized gain from investment transactions	16,282,894
Net unrealized appreciation on investments	4,931,576
Accumulated net realized foreign exchange gains	15,379,426
Net unrealized foreign exchange gains	33,106,878
Net Assets	$229,615,723
Net asset value per common share based on 22,574,121 shares issued and outstanding	$10.17

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2011

Net Investment Income

Income
Dividend income (net of foreign withholding taxes of $88,916)	$11,547,173
Interest and other income	140,320
11,687,493

Expenses
Investment management fee	2,014,625
Administration fee	195,957
Directors’ fees and expenses	286,250
Legal fees and expenses	164,198
Investor relations fees and expenses	151,975
Reports to shareholders and proxy solicitation	108,475
Insurance expense	104,401
Custodian’s fees and expenses	68,281
Independent auditors’ fees and expenses	58,236
Transfer agent’s fees and expenses	25,864
Miscellaneous	108,300
Total expenses	3,286,562

Net investment income	8,400,931

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	23,509,543
Foreign currency transactions	(78,187)
23,431,356

Net change in unrealized appreciation/(depreciation) on:
Investments	(39,509,184)
Foreign currency translation	897,323
(38,611,861)
Net loss from investments and foreign currencies	(15,180,505)
Net Decrease in Net Assets Resulting from Operations	$(6,779,574)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$8,400,931	$6,158,772
Net realized gain from investment transactions	23,509,543	8,794,249
Net realized gain/(loss) from foreign currency transactions	(78,187)	1,626,246
Net change in unrealized appreciation/depreciation on investments	(39,509,184)	6,231,484
Net change in unrealized appreciation/depreciation on foreign currency translation	897,323	8,486,348
Net increase/(decrease) in net assets resulting from operations	(6,779,574)	31,297,099

Distributions to Shareholders from:
Net investment income	(11,407,825)	(9,565,222)
Net realized gains	(9,817,561)	(1,143,155)
Tax return of capital	(3,898,244)	(8,740,575)
Net decrease in net assets from distributions	(25,123,630)	(19,448,952)

Common Stock Transactions:
Proceeds from the secondary stock offering (Note 5)	31,250,000	–
Proceeds from the at-the-market stock offering (Note 5)	9,050,999	–
Expenses in connection with the secondary stock offering	(1,753,771)	–
Expenses in connection with the at-the-market stock offering	(201,098)	–
Reinvestment of dividends resulting in the issuance of 0 and 41,762 shares of common stock, respectively	–	459,135
Change in net assets from common stock transactions	38,346,130	459,135
Change in net assets resulting from operations	6,442,926	12,307,282

Net Assets:
Beginning of year	223,172,797	210,865,515
End of year (including distributions in excess of net investment income of ($5,079,344) and ($1,995,667), respectively)	$229,615,723	$223,172,797

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net asset value, beginning of year	$11.58	$10.96	$8.37	$18.53	$13.25
Net investment income	0.39	0.32	0.29	0.51	0.39
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.68)	1.31	3.34	(8.83)	6.47
Total from investment operations	(0.29)	1.63	3.63	(8.32)	6.86
Distributions from:
Net investment income	(0.52)	(0.50)	(0.31)	(0.24)	(0.53)
Net realized gains	(0.44)	(0.06)	–	(0.84)	(0.98)
Tax return of capital	(0.18)	(0.45)	(0.73)	(0.76)	–
Total distributions	(1.14)	(1.01)	(1.04)	(1.84)	(1.51)
Offering cost on common stock	(0.09)	–	–	–	(0.07)
Impact of shelf offering	0.11	–	–	–	–
Net asset value, end of year	$10.17	$11.58	$10.96	$8.37	$18.53
Market value, end of year	$10.31	$12.70	$11.40	$8.60	$18.25

Total Investment Return Based on(b):
Market value	(10.51% )	21.62%	50.76%	(45.57% )	43.46%
Net asset value	(3.19% )	15.35%	48.92%	(47.83% )	53.91%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$229,616	$223,173	$210,866	$160,886	$354,970
Average net assets (000 omitted)	$244,946	$211,324	$163,795	$282,702	$283,749
Net operating expenses	1.34%	1.39%	1.73%	1.26%	1.44%
Net operating expenses without reimbursement	1.34%	1.39%	1.73%	1.26%	1.51%
Net investment income	3.43%	2.91%	3.41%	3.46%	2.56%
Portfolio turnover	30%	11%	16%	22%	30%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2011

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) regarding fund names, the Board of Directors (the “Board”) has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it is the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the ASX. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2011

price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the quoted or published prices of the securities on their primary markets.

For the year ended October 31, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2011:

Investments	Level 1*	Level 2*	Level 3	Total
Long-Term Investments	$–	$225,277,304	$–	$225,277,304
Short-Term Investment	–	112,000	–	112,000
Total Investments	$–	$225,389,304	$–	$225,389,304

*	For the year ended October 31, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For further information, please refer to the Portfolio of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $112,000 as of October 31, 2011.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities and Regulation S Securities

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2011

may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into forward contracts in connection with security transactions or to hedge the U.S. Dollar value of portfolio securities denominated in Australian Dollars. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. There were no forward contracts used during the period, or outstanding as of October 31, 2011.

(f) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(g) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2011, the Board determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2011. This policy is subject to regular review by the Board. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2011

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(i) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $490,955 to the Investment Adviser during the fiscal year ended October 31, 2011.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion.

(c) Investor Relations:

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the fiscal year ended October 31, 2011, the Fund incurred fees of approximately $148,750. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2011, were $98,369,848 and $70,350,742, respectively.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2011, there were 22,574,121 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which would permit the Fund to issue up to $130 million in shares of common stock through one or more public offerings. On December 9, 2010, the Fund announced the pricing of a public offering of its shares of common stock under which the Fund agreed to sell a total of 2,500,000 shares of common stock at a price of $12.50 per share. The offering closed on December 14, 2010. The net proceeds of the offering, which were approximately $30 million, were used to make additional portfolio investments that are consistent with the Fund’s investment objectives and policies. Under the shelf registration statement, the Fund may also sell the Fund’s common shares in one or more at-the-market offerings (the “ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2011

greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through October 31, 2011, there were 796,519 shares sold through the ATM offering. Due to the “shelf” registration, the Fund incurred costs associated with the issuance of its capital stock (ie. underwriter, legal, printing, etc) deemed to be “offering costs.” These are considered normal financing costs and therefore have reduced the proceeds from the issuance. These costs are noted on the Statement of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal year ended October 31, 2011 and fiscal year ended October 31, 2010, the Fund did not repurchase any shares through this program.

6. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$220,580,527	$21,779,021	$(16,970,244)	$4,808,777

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

	October 31, 2011	October 31, 2010
Distributions paid from:
Ordinary income	$11,407,825	$9,565,222
Net long-term capital gains	9,817,561	1,143,155
Tax return of capital	3,898,244	8,740,575
Total taxable distribution	$25,123,630	$19,448,952

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2011

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–	*
Other currency gains	27,214,364
Unrealized appreciation/(depreciation) – securities	4,808,777	**
Unrealized appreciation/(depreciation) – currency	32,485,926	**
Total accumulated earnings/(losses) – net	$64,509,067

*	During the year ended October 31, 2011, the Fund did not utilize a capital loss carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,898,244 has been reclassified between paid-in capital and distributions in excess of net investment income, and $9,740,778 has been reclassified between accumulated net realized gains on investment transactions and distributions in excess of net investment income as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

9. Recent Accounting Pronouncements

Fair Valuation:

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared a quarterly distribution of $0.29 per share payable on January 13, 2012 to shareholders of record as of December 30, 2011.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with custodians, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Australia Equity Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2011, and the results of its operations for the year then ended, and its changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2011

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2011:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/14/11	0.280000	0.000000	0.000000	0.280000	0.002182	0.282182	0.267400	0.280000
04/15/11	0.280000	0.000000	0.087465	0.192535	0.001501	0.194036	0.183871	0.192535
07/15/11	0.290000	0.148646	0.090589	0.050765	0.000396	0.051161	0.048481	0.050766
10/14/11	0.290000	0.290000	0.000000	0.000000	0.000000	0.000000	0.000000	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (IAF)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Australia Equity Fund, Inc. (“Fund”) held on September 7, 2011, the Board, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”) (collectively, “Agreements”). The Investment Adviser is an affiliate of the Investment Manager. The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The

Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive sessions with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and the Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received and considered a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Advisers’ investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also took into account the Advisers’ risk management processes. The Committee and the Board also considered the Advisers’ brokerage policies and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of closed-end funds in the Pacific/Asia ex-Japan Stock Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2011, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average net assets for the six months ended April 30, 2011 was below the average and median expense ratios, respectively, of the Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Committee and the Board also took into account the size of the Fund and its effect on the Fund’s expense ratio, as well as steps taken to increase Fund assets. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, as well as

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

certain actions previously taken to reduce the Fund’s operating expenses. The Committee and the Board also received information from management regarding the fees charged by the Advisers to an open-end and a closed-end fund, both incorporated outside of the U.S., investing primarily in an asset class similar to that of the Fund. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund’s performance was in the 2nd quintile for the year-to-date period ended April 30, 2011, was in the 4th quintile for the one-year period ended April 30, 2011, was in the 4th quintile for the three-year period ended April 30, 2011, and was in the 3rd quintile for the five-year period ended April 30, 2011. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of the Morningstar Group average, and other Aberdeen-managed funds. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund underperformed its benchmark for the one- year period ended April 30, 2011, and outperformed its benchmark on a gross basis for the three- and five-year periods ended April 30, 2011. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the more recent term, including the impact of market conditions on the Advisers’ investment style. Taking into account the widely-varied investment mandates of the peer funds, the Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels, and that the profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that Aberdeen Asset Management, Inc., an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

IAF Board of Directors Information

As of December 19, 2011

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 52	Class II Director	Term expires 2014; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC, parent company of the Fund’s Investment Manager and Investment Adviser. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991.	1	None

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 60	Class II Director	Term expires 2014; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., and Chairman of the Board of Trustees of the Aberdeen Funds. He also previously served as a director of Regent-GM Ltd. (pharmaceutical manufacturing).	30	None

Neville J. Miles The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Age: 64	Chairman of the Board; Class I Director	Term expires 2013; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	30	None

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 62	Class III Director	Term expires 2012; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004.	3	None

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 65	Class II Director	Term expires 2014; Director since 1999	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30	None

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Moritz Sell 1 Crown Court, Cheapside London EC2V 6LR Age: 44	Class I Director	Term expires 2013; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) since 1996.	2	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 68	Class III Director	Term expires 2012; Director since 1985	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (automotive services) since 2006, Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	30	None

Brian Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 67	Class III Director	Term expires 2012; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was also a Chairman and Managing Director of Aberdeen Asia-Pacific Income Investment Company Limited from 1986 to 2001 and was a director of this Fund from 1986 to March 2008. He was the President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He was also a Director of Ten Network Holdings Ltd. (television) from 1998 to October 2007.	2	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., the Aberdeen Funds, The Singapore Fund, Inc., The Asia-Tigers Fund, Inc. and The India Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jeffrey Cotton** *** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Chief Compliance Officer and Vice President, Compliance	Since 2011	Mr. Cotton joined Aberdeen in 2010 as Head of Compliance in the US, with responsibility for the Adviser, Funds, and Broker-Dealer Compliance Programs (since 2011). Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management and an examiner in NASD’s New York District Office.

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Age 56	Vice President	Since 2005	Currently, Investment Director, Equities-Asia (since 2011). Previously, Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (1990 to 2005).

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 34	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Ferrari was an Accounting Analyst at Delaware Investments.

Martin Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 56	Vice President	Since 2008	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 37	Vice President	Since 2009	Currently, Head of Product-U.S. and Vice President of Aberdeen Asset Management Inc.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 37	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 42	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Vice President	Since 2008	Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Christian Pittard** Aberdeen Asset Management Investment Services Limited Bow Bells House, 1 Bread Street London United Kingdom Age: 38	President	Since 2009	Currently, Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 40	Vice President	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 50	Vice President	Since 2008	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 7, 2011.
**	Messrs. Cotton, Goodson, Keener, Pittard and Sullivan and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold the same position with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Cotton, Goodson, Pittard and Sullivan and Mses. Kennedy, Melia, Nichols and Sitar hold officer positions with Aberdeen Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund. Messrs. Goodson and Pittard and Mses. Kennedy, Melia and Nichols hold officer position with The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., and The India Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Cotton was appointed as Chief Compliance Officer on March 9, 2011.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian Sherman

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Timothy Sullivan, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

As of October 31, 2011, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. During the period covered by this report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics. A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 –	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of its Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Neville J. Miles, Peter D. Sacks and John T. Sheehy. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4 –	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees		(c) [1] Tax Fees	(d) All Other Fees
October 31, 2011	$51,700	$20,000	[3]	$6,433	Nil
October 31, 2010	$52,000	36,000	[2]	$6,000	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.
[2]	Subsequent to year-end $36,000 related to public offering of shares that occurred on December 9, 2010.
[3]	$20,000 related to public offering of shares that occurred on April 13, 2011.

(e)(1) The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the Independent Standards Board (“ISB”) Standard No. 1. The Audit Committee Charter also provides that the Audit Committee shall review in advance, and consider approval of, any and all proposals by Management or the Investment Manager that the Registrant, Investment Manager or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2010, KPMG billed $2,500 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2011, the audit committee members were:

Neville J. Miles

Peter D. Sacks

Moritz Sell

John T. Sheehy

(b)	Not applicable.

Item 6 –	Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced in Exhibit A and Investment Manager and Investment Adviser are referenced in Exhibit B.

Item 8–	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of October 31, 2011.

Individual & Position	Services Rendered	Past Business Experience

Hugh Young BA (Hons) (Commenced 1985) Managing Director [Singapore]	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.

Mark Daniels BEc (Transferred to Aberdeen Asset Management Limited February 2005) Investment Director of Aberdeen Sydney	Investment Director of Aberdeen Sydney Responsible for management of Australian equities portfolios.	From 1990 to 2005 focused on UK equities and closed-end funds. In 2005, Mark became head of Australian equities of the Aberdeen Group. In 2011 Mark became Investment Director of Aberdeen Sydney.

Individual & Position	Services Rendered	Past Business Experience

Robert Penaloza BBus (Commenced Nov 1997) Transferred from regional office July 2010) Head of Australian Equities	Head of Australian Equities of Aberdeen Sydney.	Joined Aberdeen in 1997 as an assistant portfolio manager on the Asia ex-Japan equity desk. Became Head of Australian Equities in 2011.

Michelle Lopez BCom/BAppFin (Commenced May 2004) Investment Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2004 upon graduation from Macquarie University, Sydney. Previously, Michelle worked for KPMG – Corporate Finance as an intern.

Natalie Tam BCom (Acct and Finance) (Commenced May 2005) Investment Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting).

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	15	$6,970.67	77	$45,315.37	120	$37,484.65
Mark Daniels	6	$972.58	55	$22,095.07	65	$21,389.64
Robert Penaloza	6	$972.58	55	$22,095.07	65	$21,389.64
Michelle Lopez	6	$972.58	55	$22,095.07	65	$21,389.64
Natalie Tam	6	$972.58	55	$22,095.07	65	$21,389.64

Total Assets are as of October 31, 2011 and have been translated into U.S. dollars at a rate of £1.00 = $1.6141.

There are 11 accounts (with assets under management totaling approximately $2.8 billion) managed by Hugh Young with respect to which part of the advisory fee is based on the performance of the account. There are 6 accounts (with assets under management totaling approximately $1.6 billion)

managed by Mark Daniels, Robert Penaloza, Michelle Lopez and Natalie Tam with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2011.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the board of directors of the parent company, Aberdeen PLC, and is dependent on each Aberdeen Group member’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each Aberdeen Group member’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of each portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of the team, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over a broad time frame. The performance of an individual account is not specifically considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that Fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2011
Hugh Young	$10,001- $50,000
Mark Daniels	$0
Robert Penaloza	$0
Michelle Lopez	$0
Natalie Tam	$0

    (b) Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2010 through, November 30, 2010	0	0	0	1,927,760
December 1, 2010 through December 31, 2010	0	0	0	2,177,760
January 1, 2011 through January 31, 2011	0	0	0	2,177,760
February 1, 2011 through February 28, 2011	0	0	0	2,177,760
March 1, 2011 through March 31, 2011	0	0	0	2,177,760
April 1, 2011 through April 30, 2011	0	0	0	2,177,760
May 1, 2011 through May 31, 2011	0	0	0	2,193,884
June 1, 2011 through June 30, 2011	0	0	0	2,202,437
July 1, 2011 through July 31, 2011	0	0	0	2,217,955
August 1, 2011 through August 31, 2011	0	0	0	2,254,167
September 1, 2011 through September 30, 2011	0	0	0	2,257,412
October 1, 2011 through October 31, 2011	0	0	0	2,257,412
Total	0	0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 –	Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the

Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12—Exhibits.

(a)(1) Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, since the Registrant’s last filed N-CSR, are filed herewith as Exhibit (c)(1), as required by the terms of the Registrant’s SEC exemptive order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard, President of Aberdeen Australia Equity Fund, Inc.

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard, President of Aberdeen Australia Equity Fund, Inc.

Date: January 6, 2012

By:	/s/ Andrea Melia
Andrea Melia, Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: January 6, 2012

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Proxy Voting Policies

B – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12 (c)(1) Distribution to Stockholders